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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 2, 2005



                                  CYBRDI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


              0-9081                                      95-2461404
  --------------------------------             --------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


       401 Rosemont Avenue
          Frederick, MD                                     21701
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (301) 644-3901
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              (Registrant's Telephone Number, Including Area Code)

                              Certron Corporation
           1545 Sawtelle Blvd. Suite 12 Los Angeles, California 90025
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL EXECUTIVE OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 31, 2005, the Board of Directors appointed Xue Bu as the Company's treasurer. Ms. Bu currently serves as a director of the Company and as its secretary.

Xue Bu obtained her B.S. in 1986 from The Fourth Military Medical University and MBA degree from Xi'an Jiaotong University. Ms. Bu was the Vice President of Beijing Chaoying Real Estate Company from 1999 to 2001, successfully selling 500,000-sqm building and was honored Top Ten Building of Beijing in 2000. Since 2001, she was the Deputy General Manager of Chaoyin since its establishment. Ms. Bu is the wife of Mr. Bai Yanbiao, the Company's president.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR.

(a) Effective as of April 2, 2005 we filed amendments to our articles of incorporation the purpose of which was to change our name from Certron Corporation to Cybrdi, Inc. The amendment was approved by the required vote of shareholders in accordance with Section 902 and Section 903 of the California Corporations Code.

(b) Effective as of March 31, 2004 our Board of Directors change our fiscal year end from October 31 to December 31. Our fiscal year end was changed to correspond with the fiscal year end of our wholly owned subsidiary, Cybrdi, Inc., a Maryland corporation.

         The Company will file a transitional report on Form 10-Q for the period ended March 31, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.        Description of Exhibit
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   3.1             Amendment to Articles of Incorporation



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April  6, 2005

                                                 CYBRDI, INC.

                                                 By:  /s/Yanbiao Bai
                                                      --------------------------
                                                      Yanbiao Bai
                                                      President